POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan Duskin and Christopher S. Kiper, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Bed Bath & Beyond Inc., a New York corporation (the “Company”), directly or indirectly beneficially owned by Ancora Advisors, LLC, Legion Partners Holdings, LLC and Macellum Home Fund, LP, or any of their affiliates (collectively, the “Group”), and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors (the “Board”) of the Company at the 2019 annual meeting of shareholders of the Company, including any adjournments or postponements thereof, at which directors are to be elected to the Board (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Group Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of March 2019.

/s/ Victor Herrero Amigo
victor herrero AMIGO

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan Duskin and Christopher S. Kiper, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Bed Bath & Beyond Inc., a New York corporation (the “Company”), directly or indirectly beneficially owned by Ancora Advisors, LLC, Legion Partners Holdings, LLC and Macellum Home Fund, LP, or any of their affiliates (collectively, the “Group”), and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors (the “Board”) of the Company at the 2019 annual meeting of shareholders of the Company, including any adjournments or postponements thereof, at which directors are to be elected to the Board (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Group Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of March 2019.

/s/ Theresa Rose Marie Backes
theresa rose marie backes

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan Duskin and Christopher S. Kiper, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Bed Bath & Beyond Inc., a New York corporation (the “Company”), directly or indirectly beneficially owned by Ancora Advisors, LLC, Legion Partners Holdings, LLC and Macellum Home Fund, LP, or any of their affiliates (collectively, the “Group”), and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors (the “Board”) of the Company at the 2019 annual meeting of shareholders of the Company, including any adjournments or postponements thereof, at which directors are to be elected to the Board (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Group Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of March 2019.

/s/ Joseph Boehm
JOSEPH BOEHM

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan Duskin and Christopher S. Kiper, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Bed Bath & Beyond Inc., a New York corporation (the “Company”), directly or indirectly beneficially owned by Ancora Advisors, LLC, Legion Partners Holdings, LLC and Macellum Home Fund, LP, or any of their affiliates (collectively, the “Group”), and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors (the “Board”) of the Company at the 2019 annual meeting of shareholders of the Company, including any adjournments or postponements thereof, at which directors are to be elected to the Board (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Group Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of March 2019.

/s/ David Allen Duplantis
DAVID ALLEN DUPLANTIS

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan Duskin and Christopher S. Kiper, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Bed Bath & Beyond Inc., a New York corporation (the “Company”), directly or indirectly beneficially owned by Ancora Advisors, LLC, Legion Partners Holdings, LLC and Macellum Home Fund, LP, or any of their affiliates (collectively, the “Group”), and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors (the “Board”) of the Company at the 2019 annual meeting of shareholders of the Company, including any adjournments or postponements thereof, at which directors are to be elected to the Board (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Group Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of March 2019.

/s/ John Edgar Fleming
john edgar fleming

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan Duskin and Christopher S. Kiper, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Bed Bath & Beyond Inc., a New York corporation (the “Company”), directly or indirectly beneficially owned by Ancora Advisors, LLC, Legion Partners Holdings, LLC and Macellum Home Fund, LP, or any of their affiliates (collectively, the “Group”), and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors (the “Board”) of the Company at the 2019 annual meeting of shareholders of the Company, including any adjournments or postponements thereof, at which directors are to be elected to the Board (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Group Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of March 2019.

/s/ Sue Ellen Gove
SUE ELLEN GOVE

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan Duskin and Christopher S. Kiper, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Bed Bath & Beyond Inc., a New York corporation (the “Company”), directly or indirectly beneficially owned by Ancora Advisors, LLC, Legion Partners Holdings, LLC and Macellum Home Fund, LP, or any of their affiliates (collectively, the “Group”), and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors (the “Board”) of the Company at the 2019 annual meeting of shareholders of the Company, including any adjournments or postponements thereof, at which directors are to be elected to the Board (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Group Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of March 2019.

/s/ Janet Elaine Grove
janet elaine grove

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan Duskin and Christopher S. Kiper, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Bed Bath & Beyond Inc., a New York corporation (the “Company”), directly or indirectly beneficially owned by Ancora Advisors, LLC, Legion Partners Holdings, LLC and Macellum Home Fund, LP, or any of their affiliates (collectively, the “Group”), and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors (the “Board”) of the Company at the 2019 annual meeting of shareholders of the Company, including any adjournments or postponements thereof, at which directors are to be elected to the Board (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Group Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of March 2019.

/s/ Jeffrey Kirwan
JEFFREY KIRWAN

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan Duskin and Christopher S. Kiper, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Bed Bath & Beyond Inc., a New York corporation (the “Company”), directly or indirectly beneficially owned by Ancora Advisors, LLC, Legion Partners Holdings, LLC and Macellum Home Fund, LP, or any of their affiliates (collectively, the “Group”), and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors (the “Board”) of the Company at the 2019 annual meeting of shareholders of the Company, including any adjournments or postponements thereof, at which directors are to be elected to the Board (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Group Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of March 2019.

/s/ Jeremy Ian Liebowitz
jeremy ian liebowiTz

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan Duskin and Christopher S. Kiper, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Bed Bath & Beyond Inc., a New York corporation (the “Company”), directly or indirectly beneficially owned by Ancora Advisors, LLC, Legion Partners Holdings, LLC and Macellum Home Fund, LP, or any of their affiliates (collectively, the “Group”), and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors (the “Board”) of the Company at the 2019 annual meeting of shareholders of the Company, including any adjournments or postponements thereof, at which directors are to be elected to the Board (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Group Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of March 2019.

/s/ Jon Lukomnik
jon lukomnik

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan Duskin and Christopher S. Kiper, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Bed Bath & Beyond Inc., a New York corporation (the “Company”), directly or indirectly beneficially owned by Ancora Advisors, LLC, Legion Partners Holdings, LLC and Macellum Home Fund, LP, or any of their affiliates (collectively, the “Group”), and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors (the “Board”) of the Company at the 2019 annual meeting of shareholders of the Company, including any adjournments or postponements thereof, at which directors are to be elected to the Board (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Group Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of March 2019.

/s/ Cynthia Murray
CYNTHIA MURRAY

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan Duskin and Christopher S. Kiper, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Bed Bath & Beyond Inc., a New York corporation (the “Company”), directly or indirectly beneficially owned by Ancora Advisors, LLC, Legion Partners Holdings, LLC and Macellum Home Fund, LP, or any of their affiliates (collectively, the “Group”), and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors (the “Board”) of the Company at the 2019 annual meeting of shareholders of the Company, including any adjournments or postponements thereof, at which directors are to be elected to the Board (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Group Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of March 2019.

/s/ Martine M. Reardon
martine m. reardon

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan Duskin and Christopher S. Kiper, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Bed Bath & Beyond Inc., a New York corporation (the “Company”), directly or indirectly beneficially owned by Ancora Advisors, LLC, Legion Partners Holdings, LLC and Macellum Home Fund, LP, or any of their affiliates (collectively, the “Group”), and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors (the “Board”) of the Company at the 2019 annual meeting of shareholders of the Company, including any adjournments or postponements thereof, at which directors are to be elected to the Board (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Group Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of March 2019.

/s/ Hugh Russell Rovit
hugh russell rovit

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan Duskin and Christopher S. Kiper, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Bed Bath & Beyond Inc., a New York corporation (the “Company”), directly or indirectly beneficially owned by Ancora Advisors, LLC, Legion Partners Holdings, LLC and Macellum Home Fund, LP, or any of their affiliates (collectively, the “Group”), and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors (the “Board”) of the Company at the 2019 annual meeting of shareholders of the Company, including any adjournments or postponements thereof, at which directors are to be elected to the Board (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Group Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of March 2019.

/s/ Joshua E. Schechter
JOSHUA E. Schechter

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jonathan Duskin and Christopher S. Kiper, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Bed Bath & Beyond Inc., a New York corporation (the “Company”), directly or indirectly beneficially owned by Ancora Advisors, LLC, Legion Partners Holdings, LLC and Macellum Home Fund, LP, or any of their affiliates (collectively, the “Group”), and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors (the “Board”) of the Company at the 2019 annual meeting of shareholders of the Company, including any adjournments or postponements thereof, at which directors are to be elected to the Board (the “Solicitation”). Such action shall include, but not be limited to:

1.       if applicable, executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Group Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of March 2019.

/s/ Alexander W. Smith
ALEXANDER W. SMITH